EXHIBIT 32
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TYPHOON TOUCH TECHNOLOGIES, INC., a Nevada corporation (the "Company"), does hereby certify, [to such officer's knowledge], that:
  The Form 10-QSB for the nine month period ended February 28, 2008 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: April 14, 2008	/s/ James G. Shepard ____________________________
James G. Shepard, Chief Executive Officer
/s/ James G. Shepard
Dated: April 14, 2008	____________________________
James G. Shepard, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff  upon request.